GOING CONCERN	12 Months Ended
Sep. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

NOTE 2 — GOING CONCERN

The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations.

While the Group incurred a net loss of $2,022,575 for the year ended September 30, 2025, primarily due to non-recurring professional service fees and expenses associated with the IPO, and the Group had an accumulated deficit of $10,764,802 as of September 30, 2025, the Group’s liquidity position significantly improved following the completion of its IPO. As of September 30, 2025, the Group had a positive working capital of $5,540,407, compared to $536,918 as of September 30, 2024.

Management has determined that the Group’s operational resources are sufficient to meet its operational and capital needs for at least twelve months from the issuance date of these financial statements. This determination is primarily based on the substantial increase in working capital following the IPO, the current cash availability, and management’s ongoing efforts to optimize operating efficiencies.

Taking into consideration all these factors mentioned above, management concluded that there is no substantial doubt about the Group’s ability to continue as a going concern for at least twelve months from the issuance date. As a result, the management prepared the consolidated financial statements assuming the Group will continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.